SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 21, 2006
                                                  -------------


                                Delta Mills, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                          ----------------------------
                          (State or Other Jurisdiction
                                of Incorporation)


      333-376-17                                          13-2677657
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


700 Northwood Drive, Fountain Inn, South Carolina               29644
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     (Address of principal executive offices)                 (Zip Code)


                                 (864) 255-4127
                         ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     David R. Palmer resigned as Controller and Principal Accounting Officer of the Company on July 21, 2006. Mr. Palmer has informed the Company that he is pursuing other interests. The Company appreciates his service and wishes him well in his new endeavors.

     The Company is currently interviewing candidates for Mr. Palmer's replacement. In the interim, W. H. Hardman, Jr. (age 65), who is the Chief
Financial Officer, Treasurer and Secretary of the Company, will perform the functions of the Company's Principal Accounting Officer until Mr. Palmer's replacement can be found. Information regarding Mr. Hardman can be found under the headings "Executive Officers" and "Management Compensation" in the definitive proxy statement dated October 11, 2005 of Delta Woodside Industries, Inc., filed with the Securities and Exchange Commission (Commission File No. 001-10095), which information is incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     DELTA MILLS, INC.



Date: July 27, 2006                                  By: /s/ W.H. Hardman, Jr.
                                                         -----------------------
                                                     W.H. Hardman, Jr.
                                                     Chief Financial Officer